Exhibit 10.2

AMENDMENT NO. 2

AMENDMENT NO. 2 (this "Amendment"), dated as of December 19, 2002, to the Five-Year Credit Agreement, dated as of December 21, 2001, among MeadWestvaco Corporation, the Banks party thereto, The Bank of New York, as Administrative Agent, Bank One, N.A., as Syndication Agent, JP Morgan Chase Bank, Citicorp USA, Inc. and Bank of America, N.A., as Documentation Agents, Barclays Bank plc, Commerzbank AG New York and Grand Cayman Branches, Fleet National Bank, The Bank of Nova Scotia and Wachovia Bank, as Managing Agents, and Sumitomo Mitsui Banking Corporation and SunTrust Bank, as Co-Agents, as amended by Amendment No. 1, dated as of January 7, 2002 (as amended, supplemented or otherwise modified, the "Credit Agreement").

RECITALS

I. The parties hereto desire to amend the Credit Agreement to the extent set forth herein and subject to the terms and conditions hereof.

II. Unless the context otherwise requires, capitalized terms used herein and not defined herein shall have the meanings assigned to such terms in the Credit Agreement.

Accordingly, in consideration of the terms and conditions hereinafter set forth, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:

    Subject to paragraph 2 below, Section 2.2 of the Credit Agreement is hereby amended by inserting the phrase ", signed by a Responsible Officer," immediately before the phrase "not later than 10:00 A.M."

    Paragraph 1 hereof shall not be effective unless and until each of the following conditions shall have been satisfied:

      The Administrative Agent shall have received from each Person listed on the signature pages hereto either (x) a counterpart of this Amendment signed on behalf of such Person or (y) written evidence satisfactory to the Administrative Agent (which may include facsimile transmission of a signed signature page of this Amendment) that such Person has signed a counterpart of this Amendment.

      The Other Credit Agreement shall have been amended and restated substantially simultaneously with the execution and delivery hereof.

    Each of the Borrower, and each Guarantor by consenting hereto, hereby (i) reaffirms and admits the validity and enforceability of each Loan Document and its obligations thereunder, and agrees and admits that it has no defense to or offset against any such obligation, and (ii) represents and warrants that no Default has occurred and is continuing and that all of the representations and warranties contained in the Loan Documents are true and correct, except as the context thereof otherwise requires and except for those representations and warranties which by their terms or by necessary implication are expressly limited to a state of facts existing at a time prior to the date hereof, or such other matters relating thereto as are identified in a writing to the Administrative Agent and the Lenders and are satisfactory to the Administrative Agent and the Lenders.

    This Amendment may be signed in any number of counterparts, each of which shall be an original, with the same effect as if the signatures hereto were upon the same instrument. This Amendment constitutes the entire agreement and understanding among the parties hereto and supersedes any and all prior agreements and understandings, oral or written, relating to the subject matter hereof.

    Each Loan Document shall in all other respects remain in full force and effect.

    THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 2 to be duly executed by their respective authorized officers as of the day and year first above written.

  MEADWESTVACO CORPORATION

  By: /s/ Karen R. Osar

  Name: Karen R. Osar

  Title: Senior Vice-President and Chief Financial Officer

  Consented to and Agreed:

  THE MEAD CORPORATION

  By: /s/ Karen R. Osar

  Name: Karen R. Osar

  Title: Senior Vice-President and Chief Financial Officer

  WESTVACO CORPORATION

  By: /s/ Karen R. Osar

  Name: Karen R. Osar

  Title: Senior Vice-President and Chief Financial Officer

  THE BANK OF NEW YORK, as a Bank and as the Administrative Agent

  By: /s/ Eliza S. Adams

  Name: Eliza S. Adams

  Title: Vice President

  BANK ONE, NA, as a Bank and as the Syndication Agent

  By:

  Name:

  Title:

  BANK OF AMERICA, N.A.

  By:

  Name:

  Title:

  CITICORP USA, INC.

  By:

  Name:

  Title:

  JP MORGAN CHASE BANK

  By:

  Name:

  Title:

  BARCLAYS BANK PLC

  By:

  Name:

  Title:

  COMMERZBANK AG NEW YORK AND GRAND CAYMAN BRANCHES

  By:

  Name:

  Title:

  By:

  Name:

  Title:

  FLEET NATIONAL BANK

  By:

  Name:

  Title:

  THE BANK OF NOVA SCOTIA

  By:

  Name:

  Title:

  WACHOVIA BANK

  By:

  Name:

  Title:

  SUMITOMO MITSUI BANKING CORPORATION

  By:

  Name:

  Title:

  SUNTRUST BANK

  By:

  Name:

  Title:

  BANK OF TOKYO-MITSUBISHI TRUST COMPANY

  By:

  Name:

  Title:

  BNP PARIBAS

  By:

  Name:

  Title:

  By:

  Name:

  Title:

  ING CAPITAL LLC

  By:

  Name:

  Title:

  MELLON BANK NA

  By:

  Name:

  Title:

  NATIONAL CITY BANK

  By:

  Name:

  Title:

  THE NORTHERN TRUSTS COMPANY

  By:

  Name:

  Title:

  THE ROYAL BANK OF SCOTLAND PLC

  By:

  Name:

  Title:

  UBS AG, STAMFORD BRANCH

  By:

  Name:

  Title:

  By:

  Name:

  Title:

  FIFTH THIRD BANK

  By:

  Name:

  Title: